UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                July 23, 2002


                              PRECOM TECHNOLOGY, INC.

         (Exact Name of Registrant as Specified in Its Charter)



Florida                            000-31507                65-0693481

(State or Other Jurisdiction   Commission File No.)   (IRS Employer
of Incorporation)                                     Identification No.)



2255 Glades Road, Suite 324A, Boca Raton, FL.                     33431

(Address of Principal Executive Offices)                       (Zip Code)


561-988-2610

(Registrant's Telephone Number, Including Area Code)

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ITEM 5.   OTHER EVENTS.

     On July 23, 2002, the registrant issued a news release announcing its operating revenues and earnings for the second quarter ended June 30, 2002. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     Exhibit 99.1   News release issued by the registrant on July 23, 2002.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Precom Technology, Inc.
Dated: July 23,  2002

                                       _____/s/Robert J. Hipple_______
                                       Name: Robert J. Hipple
                                       Title: President

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                                    EXHIBITS

EXHIBITS INDEX
Exhibit No.                  Description
99.1.                        Press Release